—Servicemark—
October 2, 2008
Board of Trustees
AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, and AIM Tax-Exempt Fund (each a “Trust”, collectively the “Trusts”)
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Re:	Initial Capital Investment in New Class Y Shares of each Fund (collectively the “Funds”) of the Trusts
Ladies and Gentlemen:
The purpose of this letter is to set out our understanding of the conditions of and our promises and representations concerning this investment.
We hereby agree to purchase shares equal to the following dollar amount for the Funds:

FUND AND CLASS	AMOUNT	DATE
INITIAL INVESTMENT FOR THE PURPOSE OF COMMENCING OPERATIONS

AIM COUNSELOR SERIES TRUST
AIM Floating Rate Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Multi-Sector Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Select Real Estate Income Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Structured Core Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Structured Growth Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Structured Value Fund
Class Y Shares	$10,000.00	October 2, 2008

AIM EQUITY FUNDS
AIM Capital Development Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Charter Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Constellation Fund
Class Y Shares	$10,000.00	October 2, 2008

October 2, 2008

FUND AND CLASS	AMOUNT	DATE
AIM Diversified Dividend Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Large Cap Basic Value Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Large Cap Growth Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Summit Fund
Class Y Shares	$10,000.00	October 2, 2008

AIM FUNDS GROUP
AIM Basic Balanced Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM European Small Company Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Global Core Equity Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM International Small Company Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Mid Cap Basic Value Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Select Equity Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Small Cap Equity Fund
Class Y Shares	$10,000.00	October 2, 2008

AIM GROWTH SERIES
AIM Basic Value Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Conservative Allocation Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Global Equity Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Growth Allocation Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Income Allocation Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Independence Now Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Independence 2010 Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Independence 2020 Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Independence 2030 Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Independence 2040 Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Independence 2050 Fund
Class Y Shares	$10,000.00	October 2, 2008

October 2, 2008

FUND AND CLASS	AMOUNT	DATE
AIM International Allocation Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Mid Cap Core Equity Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Moderate Allocation Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Moderate Growth Allocation Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Moderately Conservative Allocation Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Small Cap Growth Fund
Class Y Shares	$10,000.00	October 2, 2008

AIM INTERNATIONAL MUTUAL FUNDS
AIM Asia Pacific Growth Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM European Growth Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Global Growth Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Global Small & Mid Cap Growth Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM International Core Equity Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM International Growth Fund
Class Y Shares	$10,000.00	October 2, 2008

AIM INVESTMENT FUNDS
AIM China Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Developing Markets Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Global Health Care Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM International Total Return Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Japan Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM LIBOR Alpha Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Trimark Endeavor Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Trimark Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Trimark Small Companies Fund
Class Y Shares	$10,000.00	October 2, 2008

October 2, 2008

FUND AND CLASS	AMOUNT	DATE
AIM INVESTMENT SECURITIES FUNDS
AIM Core Bond Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Dynamics Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Global Real Estate Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM High Yield Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Income Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Limited Maturity Treasury Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Money Market Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Municipal Bond Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Real Estate Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Short Term Bond Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM U.S. Government Fund
Class Y Shares	$10,000.00	October 2, 2008

AIM SECTOR FUNDS
AIM Energy Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Financial Services Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Gold & Precious Metals Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Leisure Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Technology Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Utilities Fund
Class Y Shares	$10,000.00	October 2, 2008

AIM TAX-EXEMPT FUNDS
AIM High Income Municipal Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Tax-Exempt Cash Fund
Class Y Shares	$10,000.00	October 2, 2008
AIM Tax-Free Intermediate Fund
Class Y Shares	$10,000.00	October 2, 2008

October 2, 2008

We understand that the price per share for the Class Y Shares of the Funds will be equal to the next determined net asset value per share of the Class A Shares of the Funds.
We hereby represent that we are purchasing these shares solely for our own account and solely for investment purposes without any intent of distributing or reselling said shares. We further represent that disposition of said shares will only be by direct redemption to or repurchase by the Trusts.
We further agree to provide the Trusts with at least three business day’s advance written notice of any intended redemption and agree that we will work with the Trusts with respect to the amount of such redemption so as not to place a burden on the Trusts and to facilitate normal portfolio management of the Funds.
Sincerely yours,
INVESCO AIM ADVISORS, INC.

/s/ John M. Zerr
John M. Zerr
Senior Vice President

cc:	Mark Gregson Gary Trappe